UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2007 (November 30, 2007)

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-51112	20-2118147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Bass Road, Macon, Georgia 31210

(Address of Principal Executive Offices)

(478) 757-8181

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition

                On November 30, 2007, pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of August 10, 2007 (the ”Merger Agreement”), by and among Atlantic Southern Financial Group, Inc. (“Atlantic Southern”), Atlantic Southern Bank (the “Bank”), CenterState Banks of Florida, Inc., and CenterState Bank Mid Florida (“Mid Florida”), Atlantic Southern completed the merger (the “Merger”) in which Mid Florida merged with and into the Bank, with the Bank as the surviving bank.

                Pursuant to the Merger Agreement, the Bank paid CenterState Banks of Florida, Inc. the sum of the amount of the capital account of Mid Florida as of the effective date and $1,000,000 minus the $100,000 deposit the Bank had paid to CenterState Banks of Florida when the Merger Agreement was executed.  Prior to the consummation , Mid Florida transferred all of its assets and liabilities except for its main office and the minimum amount of capital and deposits required by banking law to CenterState Bank West Florida, N.A. (“West Florida”).  Immediately after consummation, the Bank transferred the main office to West Florida.  The Bank has established a branch at 13474 Atlantic Boulevard, Jacksonville, Florida.

                This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to this Current Report on Form 8-K. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 days after November 30, 2007.

(b) Pro forma financial information.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 days after November 30, 2007.

                (d) Exhibits

The following exhibits are filed herewith:

Exhibit 2.1 -                                             Agreement and Plan of Merger dated August 10, 2007, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank, CenterState Banks of Florida, Inc. and CenterState Bank Mid Florida.(1)

Exhibit 99.1                                              Press release dated December 3, 2007.

(1)                                  Incorporated by reference to Form 8-K filed by Atlantic Southern with the Commission on August 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

DATE: December 3, 2007	By:	/s/ Mark A. Stevens
Mark A. Stevens
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number
2.1	Agreement and Plan of Merger dated August 10, 2007, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank, CenterState Banks of Florida, Inc. and CenterState Bank Mid Florida.
99.1	Press release dated December 3, 2007.